UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

Commission file number: 0-23391

XML-GLOBAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1434313 (I.R.S. Employer Identification No.)

60 Revere Drive, Suite 725
                  Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

Registrant's Telephone No., including area code: (847) 562-0700

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ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

       We issued a press release on August 18, 2004 announcing the consummation of a Definitive Agreement and Plan of Merger with XFormity, Inc. A copy of the press release is attached as Exhibit 99.1.

ITEM 7:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated August 18, 2004

 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XML-Global Technologies, Inc.
Date: August 18, 2004	Signature:	/s/Sheldon Drobny Sheldon Drobny, President